UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Brian R. Wiedmeyer, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6844
Registrant's telephone number, including area code

Date of fiscal year end: May 31, 2021

Date of reporting period:  November 30, 2020

Item 1. Reports to Stockholders.

Reinhart Mid Cap PMV Fund

Investor Class Shares – RPMMX
Advisor Class Shares – RPMVX
Institutional Class Shares – RPMNX

Reinhart Genesis PMV Fund

Investor Class Shares – RPMAX
Advisor Class Shares – RPMFX

Semi-Annual Report

www.ReinhartFunds.com	November 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.reinhartfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-855-774-3863 or by sending an e-mail request to info@reinhart-partnersinc.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-855-774-3863 or send an email request to info@reinhart-partnersinc.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with a Fund.

Reinhart Mid Cap PMV Fund (Unaudited)

December 17, 2020

Fellow Shareholders,

This year-end letter will make every effort not to reference how “unprecedented” 2020 has been, nor frame every investment discussion around the pandemic, nor opine on the ramp of the vaccine or speculate on future government stimulus. Like many of you, we have developed mental fatigue on these subjects and realize that predicting the global economy and market themes is an imprecise exercise at best. Obviously, the pandemic has impacted many companies and will forever change certain aspects of our health care system and economy. But for now, we feel the topic has been adequately discussed and would instead highlight some key portfolio narratives as we move into 2021.

First of all, we are excited about the opportunities this market environment is creating for value investors. As the market has increasingly chased growth stocks, work-from-home themes, and pursued price momentum strategies, many regular yet high quality firms have seen their stock prices left behind. The Reinhart Mid Cap PMV Fund (the “Fund”) has continued searching for these opportunities and purchased 14 new stocks in the portfolio during 2020, recycling capital into fresh ideas and compelling valuations along the way. Although the impact may not yet be reflected in Fund performance, we believe these stocks should drive future returns once investors come back full circle to the fundamentals of investing. We are convinced the Fund now owns a plethora of attractively priced and competitively advantaged companies across many different industries throughout the portfolio.

However, before we look too far ahead, we should review the past. For the trailing six months ended November 30, 2020, the Reinhart Mid Cap PMV Fund – Advisor Class gained 18.66% over that timeframe. This return lagged the 23.85% gain for the Russell Midcap Value Index during that same period. Most of our sub-par performance came from the Industrial sector, where the Fund’s lack of cyclical stocks limited returns in the recent rally. This was compounded by several defense holdings which fell victim to investor concerns about defense spending under the new administration. The Fund was also hindered by an underweight in Materials, missing out on the cyclical rebound in commodity-based stocks.

Looking forward, the Fund is significantly overweight Financials and Health Care. Within Financials, we continue to emphasize regional banks with strong credit quality trading at significant discounts to private market value. We have also invested in specialty insurance companies where new policy rates are beginning to rise due to a lack of capital in the sector. Within Health Care, we are finding value in medical product and service companies whose business models were disrupted by COVID-19 but remain poised to experience a demand recovery with leading market shares and leaner cost structures going forward.

Although 2020 has been a challenging year for most value investors, we remain committed to our discipline while also adapting to ever-changing industry dynamics and secular trends. We believe the portfolio is full of healthy franchises that have strong cash flow generation and significant growth potential ahead. Eventually investors may turn their focus away from ‘shiny objects’ in the market and recognize the embedded value and quality in some of these ordinary stocks once again. Indeed, if December is any indication, we believe the Fund is well positioned for the emerging value rotation, with many of our holdings finally getting some well-deserved attention in the recent post-vaccine market environment. Given the extreme and historically wide gap in valuations among individual stocks, any reversion to the mean could drive PMV portfolio alpha for years to come.

As always, we appreciate our shareholders’ patience and ongoing investment in Reinhart’s Mid Cap PMV Fund.

Sincerely,

Brent Jesko, MBA
Portfolio Manager, Reinhart Partners Inc.

Reinhart Mid Cap PMV Fund (Unaudited)

Must be preceded or accompanied by a prospectus.

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investing in medium-sized companies involves greater risk than those associated with investing in large company stocks, such as business risk, significant stock price fluctuations and illiquidity. The Fund’s value investments are subject to the risk that their intrinsic values may not be recognized by the broad market or that their prices may decline.

Opinions expressed are those of the fund manager and are subject to change, are not guaranteed and should not be considered a recommendation to buy or sell any security.

•	Russell Midcap Value Index: an unmanaged equity index which measures the performance of mid-sized U.S. companies classified by Russell as ‘value’. An investment cannot be made directly in an index.

•	PMV (Private Market Value): the estimated stock price that a corporate buyer or private equity firm would be willing to pay per share to buyout and control the entire company.

•
Cash flow is the net amount of cash and cash-equivalents being transferred into and out of a business. At the most fundamental level, a company’s ability to create value for shareholders is determined by its ability to generate positive cash flows.

•
Alpha gauges the performance of an investment against a market index or benchmark that is considered to represent the market’s movement as a whole. The excess return of an investment relative to the return of a benchmark index is the investment’s alpha.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security.  Please refer to the Schedule of Investments in this report for a complete list of fund holdings.

Quasar Distributors, LLC, Distributor.

Reinhart Mid Cap PMV Fund

Value of $10,000 Investment (Unaudited)

The chart assumes an initial investment of $10,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 855-774-3863. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of November 30, 2020

	1-Year	3-Year	5-Year	Since Inception(1)
Investor Class	-3.68%	1.50%	5.55%	8.61%
Advisor Class	-3.52%	1.74%	5.80%	8.87%
Institutional Class	-3.34%	1.87%	5.96%	9.03%
Russell Midcap Value Index(2)	3.37%	4.22%	8.06%	11.52%

(1)
Period from Fund inception through November 30, 2020. The Advisor and Investor Class commenced operations on June 1, 2012, and the Institutional Class commenced operations on September 29, 2017. Performance shown for the Institutional Class prior to the inception of the Institutional Class is based on the performance of the Advisor Class, adjusted for the lower expenses applicable to the Institutional Class.

(2)	The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. This index cannot be invested in directly.

The following is expense information for the Reinhart Mid Cap PMV Fund as disclosed in the Fund’s most recent prospectus dated September 28, 2020:

Investor Class Gross Expense Ratio – 1.59%	Net Expense Ratio – 1.31%
Advisor Class Gross Expense Ratio – 1.26%	Net Expense Ratio – 1.06%
Institutional Class Gross Expense Ratio – 1.18%	Net Expense Ratio – 0.91%

Reinhart Mid Cap PMV Fund

Reinhart Partners, Inc. (the “Adviser” or “Reinhart”) has contractually agreed to waive its management fees and pay Fund expenses in order to ensure that Total Annual Fund Operating Expenses (excluding AFFE, leverage/borrowing interest, interest expense, taxes, brokerage commissions, and extraordinary expenses) do not exceed 1.30% of the average daily net assets of the Investor Class, 1.05% of the average daily net assets of the Advisor Class and 0.90% of the average daily net assets of the Institutional Class. Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of 36 months following the month during which such fee waiver and expense payment was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and expense payment occurred and the expense limit in effect at the time of recoupment. The Operating Expenses Limitation Agreement is indefinite in term and cannot be terminated through at least September 28, 2027. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees (the “Board”) or the Adviser, with the consent of the Board.

The actual expense ratio applicable to investors, as disclosed in the Financial Highlights for the six months ended November 30, 2020, was 1.30%, 1.05% and 0.90% for the Investor Class, Advisor Class and Institutional Class, respectively.

Reinhart Mid Cap PMV Fund

Allocation of Portfolio Net Assets(1) (Unaudited)
November 30, 2020
(% of Net Assets)

Top Ten Equity Holdings(1) (Unaudited)
November 30, 2020
(% of Net Assets)

Encompass Health	3.4%
Interpublic Group of Companies	3.3%
American Financial Group	3.2%
Signature Bank	3.1%
Discovery, Class A	3.0%
AMERCO	3.0%
Aramark	2.9%
Citrix Systems	2.9%
Ventas – REIT	2.9%
White Mountains Insurance Group	2.9%

(1)	Fund Holdings and Sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Reinhart Genesis PMV Fund (Unaudited)

December 23, 2020

Fellow Shareholders,

This year-end letter will make every effort not to reference how “unprecedented” 2020 has been, nor frame every investment discussion around the pandemic, nor opine on the ramp of the vaccine or speculate on future government stimulus. Like many of you, we have developed mental fatigue on these subjects and realize that predicting the global economy and market themes is a fool’s errand. Obviously, the pandemic has impacted many companies and will forever change certain aspects of our health care system and economy. But for now, we feel the topic has been adequately discussed and would instead highlight some key portfolio narratives as we move into 2021.

First of all, we are excited about the opportunities this market environment is creating for value investors. As the market has increasingly chased growth stocks, work-from-home themes, and pursued price momentum strategies, many steady yet high quality firms have seen their stock prices left behind. The Reinhart Genesis PMV Fund (the “Fund”) has continued searching for these opportunities and purchased eight new stocks in the portfolio during 2020.  Half of these purchases came during the severe bear market earlier in the year.  Many high quality, durable businesses saw stock prices decline amidst a market-wide emotional panic.  We took advantage of this opportunity.  The other four new additions came as their stock prices languished despite a recovering economy.  Although the impact may not yet be reflected in Fund performance, we believe these stocks will drive future returns once investors come back full circle to the fundamentals of investing.

However, before we look too far ahead, we should review the past. For the trailing six months ended November 30, 2020, the Reinhart Genesis PMV Fund – Advisor Class gained 20.50%. This return lagged the 28.98% gain for the Russell 2500 Index and the 26.72% gain for the Russell 2500 Value index during that same period.

Much of the sub-par performance came from the Consumer Discretionary sector, where the Fund’s lack of cyclical stocks limited returns in the recent rally.  Additionally, the Information Technology sector was a drag on relative performance as our holdings did not see much benefit from work-from-home or cloud computing themes.  In fact, the dichotomy between these two sectors is indicative of broader themes.  The two factors that seemed to drive the strongest relative returns during this six-month period were COVID-beneficiaries (e.g., work-from-home, biotech) and high cyclicality (mostly in November, after positive vaccine news was released).  Both groups of stocks can be categorized as speculative and not a fit for our PMV investment framework.

Our strategy of investing in competitively advantaged, dependable business models was certainly out of favor during this period.  However, we are confident the portfolio is full of healthy franchises with strong cash flow generation and significant growth potential ahead. We expect investors to eventually turn their focus away from ‘shiny objects’ and ‘playing themes’ and recognize the embedded value and quality in some of these ordinary stocks once again.

Looking forward, the Fund is overweight Financials, Industrials and Real Estate.  Within Financials, we continue to emphasize regional banks with strong credit quality trading at significant discounts to private market value.  Within Industrials we see great opportunities, several service-oriented, non-cyclical businesses with strong competitive positions.  In Real Estate, we have found value in a few stocks that we would classify as special situations that fly under the radar of many real estate investors.

Although 2020 has been a challenging year for most value investors, we remain committed to our discipline while also adapting to ever-changing industry dynamics and secular trends. Indeed, if December is any indication, we believe the Fund is well positioned for the emerging value rotation, with many of our holdings finally getting

Reinhart Genesis PMV Fund (Unaudited)

some well-deserved attention in the recent post-vaccine market environment. Given the extreme and historically wide gap in valuations among individual stocks, any reversion to the mean could drive strong portfolio returns for years to come.

Thank you for your confidence in Reinhart Partners.

Sincerely,

Matthew Martinek, CFA
Portfolio Manager, Reinhart Partners Inc.

Must be preceded or accompanied by a prospectus.

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investing in medium-sized companies involves greater risk than those associated with investing in large company stocks, such as business risk, significant stock price fluctuations and illiquidity. The Fund’s value investments are subject to the risk that their intrinsic values may not be recognized by the broad market or that their prices may decline.

Opinions expressed are those of the fund manager and are subject to change, are not guaranteed and should not be considered a recommendation to buy or sell any security.

•	Russell 2500 Index: an unmanaged equity index which measures the performance of smid-cap companies by Russell.

•	Russell 2500 Value Index: an unmanaged equity index which measures the performance of smid-cap companies classified by Russell as ‘value’. An investment cannot be made directly in an index.

•	PMV (Private Market Value): the estimated stock price that a corporate buyer or private equity firm would be willing to pay per share to buyout and control the entire company.

•
Cash flow is the net amount of cash and cash-equivalents being transferred into and out of a business. At the most fundamental level, a company’s ability to create value for shareholders is determined by its ability to generate positive cash flows.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security.  Please refer to the Schedule of Investments in this report for a complete list of fund holdings.

Quasar Distributors, LLC, Distributor.

Reinhart Genesis PMV Fund

Value of $10,000 Investment (Unaudited)

The chart assumes an initial investment of $10,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 855-774-3863. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of November 30, 2020

	1-Year	Since Inception(1)
Investor Class	-2.64%	2.59%
Advisor Class	-2.49%	2.87%
Russell 2500 Index(2)	13.86%	8.44%
Russell 2500 Value Index(3)	1.02%	1.44%

(1)	Inception date of the Fund was June 1, 2018.
(2)
The Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000 Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. This index cannot be invested in directly.

(3)
The Russell 2500 Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies that are considered more value oriented relative to the overall market as defined by Russell’s leading style methodology. This index cannot be invested in directly.

The following is expense information for the Reinhart Genesis PMV Fund as disclosed in the Fund’s most recent prospectus dated September 28, 2020:

Investor Class Gross Expense Ratio – 2.00%	Net Expense Ratio – 1.21%
Advisor Class Gross Expense Ratio – 1.67%	Net Expense Ratio – 0.96%

Reinhart Genesis PMV Fund

Reinhart Partners, Inc. (the “Adviser” or “Reinhart”) has contractually agreed to waive its management fees and pay Fund expenses in order to ensure that Total Annual Fund Operating Expenses (excluding AFFE, leverage/borrowing interest, interest expense, taxes, brokerage commissions, and extraordinary expenses) do not exceed 1.20% of the average daily net assets of the Investor Class and 0.95% of the average daily net assets of the Advisor Class. Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of 36 months following the month during which such fee waiver and expense payment was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and expense payment occurred and the expense limit in effect at the time of recoupment. The Operating Expenses Limitation Agreement is indefinite in term and cannot be terminated through at least September 28, 2021. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees (the “Board”) or the Adviser, with the consent of the Board.

The actual expense ratio applicable to investors, as disclosed in the Financial Highlights for the six months ended November 30, 2020, was 1.20% and 0.95% for the Investor Class and Advisor Class, respectively.

Reinhart Genesis PMV Fund

Allocation of Portfolio Net Assets(1) (Unaudited)
November 30, 2020
(% of Net Assets)

Top Ten Equity Holdings(1) (Unaudited)
November 30, 2020
(% of Net Assets)

Insperity	5.0%
Extended Stay America	4.4%
Premier, Class A	4.0%
Aerojet Rocketdyne Holdings	3.8%
White Mountains Insurance Group	3.7%
AMERCO	3.6%
Alexander & Baldwin – REIT	3.5%
First Hawaiian	3.5%
Encompass Health	3.5%
Marcus & Millichap	3.4%

(1)	Fund Holdings and Sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Reinhart Funds

Expense Examples (Unaudited)
November 30, 2020

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution (12b-1) fees; shareholder service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2020 – November 30, 2020).

ACTUAL EXPENSES

For each class, the first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs may have been higher.

Reinhart Mid Cap PMV Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	(6/1/2020)	(11/30/2020)	(6/1/2020 to 11/30/2020)
Investor Class Actual(2)	$1,000.00	$1,185.60	$7.12
Investor Class Hypothetical
(5% annual return before expenses)	$1,000.00	$1,018.55	$6.58

Advisor Class Actual(2)	$1,000.00	$1,186.60	$5.76
Advisor Class Hypothetical
(5% annual return before expenses)	$1,000.00	$1,019.80	$5.32

Institutional Class Actual(2)	$1,000.00	$1,187.80	$4.94
Institutional Class Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.56	$4.56

(1)
Expenses are equal to the Fund’s annualized expense ratio for most recent six-month period of 1.30%, 1.05%, 0.90%, for the Investor Class, Advisor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended November 30, 2020 of 18.56%, 18.66% and 18.78% for the Investor Class, Advisor Class and Institutional Class, respectively.

Reinhart Funds

Expense Examples (Unaudited) – Continued
November 30, 2020

Reinhart Genesis PMV Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	(6/1/2020)	(11/30/2020)	(6/1/2020 to 11/30/2020)
Investor Class Actual(2)	$1,000.00	$1,203.20	$6.63
Investor Class Hypothetical
(5% annual return before expenses)	$1,000.00	$1,019.05	$6.07

Advisor Class Actual(2)	$1,000.00	$1,205.00	$5.25
Advisor Class Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.31	$4.81

(1)
Expenses are equal to the Fund’s annualized expense ratio for most recent six-month period of 1.20% and 0.95% for the Investor Class and Advisor Class, respectively, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended November 30, 2020 of 20.32% and 20.50% for the Investor Class and Advisor Class, respectively.

Reinhart Mid Cap PMV Fund

Schedule of Investments (Unaudited)
November 30, 2020

Description	Shares	Value
COMMON STOCKS – 96.5%

Communication Services – 6.3%
Discovery, Class A*	200,210	$5,387,651
Interpublic Group of Companies	267,010	5,948,983
		11,336,634
Consumer Discretionary – 8.5%
Aramark	149,753	5,241,355
eBay	97,120	4,897,761
LKQ*	143,930	5,069,215
		15,208,331
Consumer Staples – 2.1%
Ingredion	48,000	3,703,200

Energy – 2.4%
Baker Hughes, Class A	230,000	4,305,600

Financials – 22.1%
American Financial Group	64,500	5,766,945
BOK Financial	69,041	4,622,295
Citizens Financial Group	144,310	4,713,165
Fifth Third Bancorp	123,810	3,137,345
Loews	106,180	4,450,004
Northern Trust	39,910	3,716,419
Progressive	27,700	2,412,947
Signature Bank	49,595	5,564,063
White Mountains Insurance Group	5,333	5,119,680
		39,502,863
Health Care – 11.8%
Cerner	42,300	3,165,732
Dentsply Sirona	73,091	3,719,601
Encompass Health	76,687	6,179,439
Universal Health Services, Class B	35,540	4,640,813
Zimmer Biomet Holdings	23,000	3,429,760
		21,135,345
Industrials – 13.6%
Allison Transmission Holdings	85,500	3,509,775
AMERCO	12,845	5,320,784
Carlisle Companies	25,670	3,717,786
General Dynamics	21,430	3,200,570

See Notes to the Financial Statements

Reinhart Mid Cap PMV Fund

Schedule of Investments (Unaudited) – Continued
November 30, 2020

Description	Shares	Value
COMMON STOCKS – 96.5% (Continued)

Industrials – 13.6% (Continued)
Huntington Ingalls Industries	26,350	$4,221,007
Snap-on	25,495	4,483,296
		24,453,218
Information Technology – 13.2%
Citrix Systems	41,460	5,137,723
Cognizant Technology Solutions, Class A	51,060	3,989,318
Fidelity National Financial	141,500	5,092,585
Lumentum Holdings*	45,000	3,887,100
Sensata Technologies Holding plc*	64,000	3,125,120
Skyworks Solutions	16,600	2,343,422
		23,575,268
Real Estate – 9.1%
American Campus Communities – REIT	80,000	3,184,000
Camden Property Trust – REIT	38,295	3,784,695
Ventas – REIT	106,920	5,122,537
Weyerhaeuser – REIT	144,520	4,196,861
		16,288,093
Utilities – 7.4%
Avista	113,517	4,259,158
UGI	131,750	4,674,490
Vistra Energy	233,710	4,365,703
		13,299,351
TOTAL COMMON STOCKS
(Cost $145,047,612)		172,807,903

SHORT-TERM INVESTMENT – 3.4%
First American Treasury Obligations Fund, Class X, 0.05%^
(Cost $6,053,572)	6,053,572	6,053,572
Total Investments – 99.9%
(Cost $151,101,184)		178,861,475
Other Assets and Liabilities, Net – 0.1%		257,541
Total Net Assets – 100.0%		$179,119,016

*	Non-income producing security.
^	The rate shown is the annualized seven-day effective yield as of November 30, 2020.
REIT – Real Estate Investment Trust

The Global Industry Classification Standard (“GICS”®) was developed by and is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use.

See Notes to the Financial Statements

Reinhart Genesis PMV Fund

Schedule of Investments (Unaudited)
November 30, 2020

Description	Shares	Value
COMMON STOCKS – 96.1%

Consumer Discretionary – 13.1%
Bloomin’ Brands	162,460	$2,843,050
Carter’s	24,850	2,211,401
frontdoor*	40,000	1,893,600
Gentex	34,430	1,122,418
Grand Canyon Education*	47,900	3,998,213
Thor Industries	35,680	3,443,477
		15,512,159
Financials – 23.7%
1st Source	29,860	1,114,375
Air Lease	87,980	3,217,429
First American Financial	69,000	3,342,360
First Citizens BancShares, Class A	6,430	3,398,834
First Hawaiian	189,490	4,153,621
International Bancshares	60,520	1,961,453
LPL Financial Holdings	38,500	3,494,645
White Mountains Insurance Group	4,550	4,368,000
Wintrust Financial	56,100	3,056,889
		28,107,606
Health Care – 7.5%
Encompass Health	51,420	4,143,424
Premier, Class A	135,310	4,792,680
		8,936,104
Industrials – 21.2%
Aerojet Rocketdyne Holdings*	121,277	4,539,398
AMERCO	10,443	4,325,804
EMCOR Group	32,800	2,826,704
GMS*	83,880	2,619,572
Insperity	69,330	5,927,715
Maxar Technologies	108,000	3,003,480
TriNet Group*	25,500	1,912,500
		25,155,173
Information Technology – 11.5%
ACI Worldwide*	124,000	4,039,920
ASGN*	39,900	3,119,382
Change Healthcare*	228,000	3,905,640
MAXIMUS	37,000	2,656,970
		13,721,912

See Notes to the Financial Statements

Reinhart Genesis PMV Fund

Schedule of Investments (Unaudited) – Continued
November 30, 2020

Description	Shares	Value
COMMON STOCKS – 96.1% (Continued)

Real Estate – 17.4%
Alexander & Baldwin – REIT	265,836	$4,160,333
Extended Stay America	378,620	5,190,880
Life Storage – REIT	13,610	1,493,289
Marcus & Millichap*	114,060	4,089,051
Rayonier – REIT	72,000	2,028,240
Ryman Hospitality Properties – REIT	56,940	3,654,979
		20,616,772
Utilities – 1.7%
Southwest Gas Holdings	32,000	2,056,000
TOTAL COMMON STOCKS
(Cost $98,514,134)		114,105,726

SHORT-TERM INVESTMENT – 3.9%
First American Treasury Obligations Fund, Class X, 0.05%^
(Cost $4,609,859)	4,609,859	4,609,859
Total Investments – 100.0%
(Cost $103,123,993)		118,715,585
Other Assets and Liabilities, Net – 0.0%		54,112
Total Net Assets – 100.0%		$118,769,697

*	Non-income producing security.
^	The rate shown is the annualized seven-day effective yield as of November 30, 2020.
REIT – Real Estate Investment Trust

The Global Industry Classification Standard (“GICS”®) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poors Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use.

See Notes to the Financial Statements

Reinhart Funds

Statements of Assets and Liabilities (Unaudited)
November 30, 2020

	Mid Cap	Genesis
	PMV Fund	PMV Fund
ASSETS:
Investments, at value	$178,861,475	$118,715,585
(Cost $151,101,184 & $103,123,993, respectively)
Dividends & interest receivable	190,132	94,146
Receivable for foreign withholding tax reclaim	1,357	—
Receivable for capital shares sold	365,355	81,620
Prepaid expenses	28,407	14,599
Total assets	179,446,726	118,905,950

LIABILITIES:
Payable for capital shares redeemed	52,503	171
Payable to investment adviser	94,996	55,102
Payable for fund administration & accounting fees	37,831	23,066
Payable for compliance fees	2,251	2,243
Payable for transfer agent fees & expenses	31,680	7,891
Payable for custody fees	4,994	1,873
Payable for trustee fees	982	1,053
Accrued distribution and shareholder service fees	73,410	21,780
Accrued other fees	29,063	23,074
Total liabilities	327,710	136,253

NET ASSETS	$179,119,016	$118,769,697

NET ASSETS CONSIST OF:
Paid-in capital	$181,371,925	$108,508,673
Total distributable earnings (accumulated loss)	(2,252,909)	10,261,024
Net Assets	$179,119,016	$118,769,697

Investor Class
Net Assets	$16,841,917	$13,383,169
Shares issued and outstanding(1)	1,161,720	1,276,681
Net asset value, redemption price and offering price per share	$14.50	$10.48

Advisor Class
Net Assets	$127,278,469	$105,386,528
Shares issued and outstanding(1)	8,774,841	10,013,479
Net asset value, redemption price and offering price per share	$14.50	$10.52

Institutional Class
Net Assets	$34,998,630	—
Shares issued and outstanding(1)	2,404,992	—
Net asset value, redemption price and offering price per share	$14.55	—

(1)	Unlimited shares authorized without par value.

See Notes to the Financial Statements

Reinhart Funds

Statements of Operations (Unaudited)
For the Six Months Ended November 30, 2020

	Mid Cap	Genesis
	PMV Fund	PMV Fund
INVESTMENT INCOME:
Dividend income	$1,760,179	$511,225
Interest income	2,031	1,164
Total investment income	1,762,210	512,389

EXPENSES:
Investment adviser fees (See Note 4)	763,007	420,886
Fund administration & accounting fees (See Note 4)	119,164	69,376
Transfer agent fees & expenses (See Note 4)	71,558	23,704
Federal & state registration fees	27,759	26,209
Custody fees (See Note 4)	10,872	5,811
Audit fees	8,732	8,797
Postage & printing fees	7,664	3,152
Trustee fees (See Note 4)	6,823	6,736
Compliance fees (See Note 4)	6,686	6,675
Legal fees	4,936	4,663
Other fees	3,098	2,551
Insurance fees	1,281	904
Distribution & shareholder service fees (See Note 5):
Investor Class	28,123	14,665
Advisor Class	74,439	18,688
Total expenses before waiver	1,134,142	612,817
Less: waiver from investment adviser (See Note 4)	(247,782)	(177,265)
Net expenses	886,360	435,552

NET INVESTMENT INCOME	875,850	76,837

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments	(6,143,481)	(63,635)
Net change in unrealized appreciation/depreciation on investments	34,503,853	17,654,716
Net realized and unrealized gain on investments	28,360,372	17,591,081

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$29,236,222	$17,667,918

See Notes to the Financial Statements

Reinhart Mid Cap PMV Fund

Statements of Changes in Net Assets

	Six Months Ended
	November 30, 2020	Year Ended
	(Unaudited)	May 31, 2020
OPERATIONS:
Net investment income	$875,850	$1,810,345
Net realized loss on investments	(6,143,481)	(22,374,367)
Net change in unrealized appreciation/depreciation on investments	34,503,853	136,108
Net increase (decrease) in net assets resulting from operations	29,236,222	(20,427,914)

CAPITAL SHARE TRANSACTIONS:
Investor Class:
Proceeds from shares sold	604,254	1,791,784
Proceeds from reinvestment of distributions	—	90,169
Payments for shares redeemed	(741,446)	(2,638,226)
Decrease in net assets from Investor Class transactions	(137,192)	(756,273)
Advisor Class:
Proceeds from shares sold	12,785,319	38,694,932
Proceeds from reinvestment of distributions	—	1,221,141
Payments for shares redeemed	(30,436,937)	(57,005,990)
Decrease in net assets from Advisor Class transactions	(17,651,618)	(17,089,917)
Institutional Class:
Proceeds from shares sold	3,470,332	9,808,809
Proceeds from reinvestment of distributions	—	403,369
Payments for shares redeemed	(4,492,868)	(21,211,648)
Decrease in net assets from Institutional Class transactions	(1,022,536)	(10,999,470)
Net decrease in net assets resulting from capital share transactions	(18,811,346)	(28,845,660)

DISTRIBUTIONS TO SHAREHOLDERS:
Net distributions to shareholders – Investor Class	—	(93,555)
Net distributions to shareholders – Advisor Class	—	(1,337,349)
Net distributions to shareholders – Institutional Class	—	(413,772)
Total distributions to shareholders	—	(1,844,676)

TOTAL INCREASE (DECREASE) IN NET ASSETS	10,424,876	(51,118,250)

NET ASSETS:
Beginning of period	168,694,140	219,812,390
End of period	$179,119,016	$168,694,140

See Notes to the Financial Statements

Reinhart Genesis PMV Fund

Statements of Changes in Net Assets

	Six Months Ended
	November 30, 2020	Year Ended
	(Unaudited)	May 31, 2020
OPERATIONS:
Net investment income	$76,837	$143,335
Net realized loss on investments	(63,635)	(5,244,698)
Net change in unrealized appreciation/depreciation on investments	17,654,716	(1,641,920)
Net increase (decrease) in net assets resulting from operations	17,667,918	(6,743,283)

CAPITAL SHARE TRANSACTIONS:
Investor Class:
Proceeds from shares sold	852,360	1,200,298
Proceeds from reinvestment of distributions	—	52,635
Payments for shares redeemed	(10,041)	(1,086)
Increase in net assets from Investor Class transactions	842,319	1,251,847
Advisor Class:
Proceeds from shares sold	46,739,145	70,911,995
Proceeds from reinvestment of distributions	—	172,931
Payments for shares redeemed	(14,546,850)	(13,797,875)
Increase in net assets from Advisor Class transactions	32,192,295	57,287,051
Net increase in net assets resulting from capital share transactions	33,034,614	58,538,898

DISTRIBUTIONS TO SHAREHOLDERS:
Net distributions to shareholders – Investor Class	—	(52,636)
Net distributions to shareholders – Advisor Class	—	(183,193)
Total distributions to shareholders	—	(235,829)

TOTAL INCREASE IN NET ASSETS	50,702,532	51,559,786

NET ASSETS:
Beginning of period	68,067,165	16,507,379
End of period	$118,769,697	$68,067,165

See Notes to the Financial Statements

Reinhart Mid Cap PMV Fund

Financial Highlights

For a Fund share outstanding throughout the period.

	Six Months
	Ended
	November 30,
	2020		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited)		May 31, 2020	May 31, 2019	May 31, 2018	May 31, 2017	May 31, 2016
Investor Class

PER SHARE DATA:
Net asset value,
beginning of period	$12.23		$13.76	$16.02	$15.49	$14.52	$14.65

INVESTMENT OPERATIONS:
Net investment income	0.05		0.09	0.05	0.08	0.05	0.05
Net realized and unrealized
gain (loss) on investments	2.22		(1.54)	(1.12)	1.82	1.33	0.25
Total from
investment operations	2.27		(1.45)	(1.07)	1.90	1.38	0.30

LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.08)	(0.02)	(0.04)	(0.05)	(0.04)
Net realized gains	—		—	(1.17)	(1.33)	(0.36)	(0.39)
Total distributions	—		(0.08)	(1.19)	(1.37)	(0.41)	(0.43)

Net asset value, end of period	$14.50		$12.23	$13.76	$16.02	$15.49	$14.52

TOTAL RETURN	18.56	%(1)	-10.67%	-5.89%	12.56%	9.50%	2.41%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of
period (in millions)	$16.8		$14.4	$17.0	$18.1	$27.8	$23.1

Ratio of expenses to
average net assets:
Before expense waiver	1.59	%(2)	1.58%	1.52%	1.56%	1.51%	1.56%
After expense waiver	1.30	%(2)	1.30%	1.30%	1.32%	1.35%	1.35%

Ratio of net investment income
to average net assets:
Before expense waiver	0.49	%(2)	0.33%	0.18%	0.08%	0.15%	0.19%
After expense waiver	0.78	%(2)	0.61%	0.40%	0.32%	0.31%	0.40%

Portfolio turnover rate	16	%(1)	53%	54%	77%	62%	63%

(1)	Not annualized.
(2)	Annualized.

See Notes to the Financial Statements

Reinhart Mid Cap PMV Fund

Financial Highlights

For a Fund share outstanding throughout the period.

	Six Months
	Ended
	November 30,
	2020		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited)		May 31, 2020	May 31, 2019	May 31, 2018	May 31, 2017	May 31, 2016
Advisor Class

PER SHARE DATA:
Net asset value,
beginning of period	$12.22		$13.75	$16.05	$15.54	$14.56	$14.69

INVESTMENT OPERATIONS:
Net investment income	0.08		0.12	0.10	0.09	0.07	0.08
Net realized and unrealized
gain (loss) on investments	2.20		(1.53)	(1.15)	1.85	1.35	0.25
Total from
investment operations	2.28		(1.41)	(1.05)	1.94	1.42	0.33

LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.12)	(0.08)	(0.10)	(0.08)	(0.07)
Net realized gains	—		—	(1.17)	(1.33)	(0.36)	(0.39)
Total distributions	—		(0.12)	(1.25)	(1.43)	(0.44)	(0.46)

Net asset value, end of period	$14.50		$12.22	$13.75	$16.05	$15.54	$14.56

TOTAL RETURN	18.66	%(1)	-10.41%	-5.69%	12.81%	9.78%	2.64%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of
period (in millions)	$127.3		$123.8	$157.9	$165.5	$158.1	$109.1

Ratio of expenses to
average net assets:
Before expense waiver	1.34	%(2)	1.25%	1.22%	1.26%	1.26%	1.31%
After expense waiver	1.05	%(2)	1.05%	1.05%	1.07%	1.10%	1.10%

Ratio of net investment income
to average net assets:
Before expense waiver	0.74	%(2)	0.65%	0.48%	0.40%	0.40%	0.44%
After expense waiver	1.03	%(2)	0.86%	0.65%	0.59%	0.56%	0.65%

Portfolio turnover rate	16	%(1)	53%	54%	77%	62%	63%

(1)	Not annualized.
(2)	Annualized.

See Notes to the Financial Statements

Reinhart Mid Cap PMV Fund

Financial Highlights

For a Fund share outstanding throughout the period.

	Six Months Ended				For the Period
	November 30, 2020		Year Ended	Year Ended	Inception(1) through
	(Unaudited)		May 31, 2020	May 31, 2019	May 31, 2018
Institutional Class

PER SHARE DATA:
Net asset value, beginning of period	$12.25		$13.77	$16.06	$16.11

INVESTMENT OPERATIONS:
Net investment income	0.08		0.15	0.12	0.13
Net realized and unrealized
gain (loss) on investments	2.22		(1.54)	(1.15)	1.26
Total from investment operations	2.30		(1.39)	(1.03)	1.39

LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.13)	(0.09)	(0.11)
Net realized gains	—		—	(1.17)	(1.33)
Total distributions	—		(0.13)	(1.26)	(1.44)

Net asset value, end of period	$14.55		$12.25	$13.77	$16.06

TOTAL RETURN	18.78	%(2)	-10.28%	-5.57%	8.92	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$35.0		$30.5	$44.9	$40.0

Ratio of expenses to average net assets:
Before expense waiver	1.22	%(3)	1.17%	1.16%	1.19	%(3)
After expense waiver	0.90	%(3)	0.90%	0.90%	0.90	%(3)

Ratio of net investment income
to average net assets:
Before expense waiver	0.86	%(3)	0.73%	0.54%	0.29	%(3)
After expense waiver	1.18	%(3)	1.01%	0.80%	0.58	%(3)

Portfolio turnover rate	16	%(2)	53%	54%	77	%(2)

(1)	Inception date of the Fund was September 29, 2017.
(2)	Not annualized.
(3)	Annualized.

See Notes to the Financial Statements

Reinhart Genesis PMV Fund

Financial Highlights

For a Fund share outstanding throughout the period.

	Six Months Ended
	November 30, 2020		Year Ended	Year Ended
	(Unaudited)		May 31, 2020	May 31, 2019
Investor Class

PER SHARE DATA:
Net asset value, beginning of period	$8.71		$9.94	$10.00

INVESTMENT OPERATIONS:
Net investment income (loss)	(0.01)		0.02	0.03
Net realized and unrealized
gain (loss) on investments	1.78		(1.20)	0.03 (1)
Total from investment operations	1.77		(1.18)	0.06

LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.01)	(0.02)
Net realized gains	—		(0.04)	(0.10)
Total distributions	—		(0.05)	(0.12)

Net asset value, end of period	$10.48		$8.71	$9.94

TOTAL RETURN	20.32	%(2)	-12.00%	0.69%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$13.4		$10.3	$10.6

Ratio of expenses to average net assets:
Before expense reimbursement/waiver	1.56	%(3)	1.99%	3.13%
After expense reimbursement/waiver	1.20	%(3)	1.20%	1.20%

Ratio of net investment income (loss)
to average net assets:
Before expense reimbursement/waiver	(0.40	)%(3)	(0.60)%	(1.67)%
After expense reimbursement/waiver	(0.04	)%(3)	0.19%	0.26%

Portfolio turnover rate	14	%(2)	46%	31%

(1)
Realized and unrealized gain on investments per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(2)	Not annualized.
(3)	Annualized.

See Notes to the Financial Statements

Reinhart Genesis PMV Fund

Financial Highlights

For a Fund share outstanding throughout the period.

	Six Months Ended
	November 30, 2020		Year Ended	Year Ended
	(Unaudited)		May 31, 2020	May 31, 2019
Advisor Class

PER SHARE DATA:
Net asset value, beginning of period	$8.73		$9.96	$10.00

INVESTMENT OPERATIONS:
Net investment income	0.01		0.03	0.04
Net realized and unrealized
gain (loss) on investments	1.78		(1.20)	0.05 (1)
Total from investment operations	1.79		(1.17)	0.09

LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.02)	(0.03)
Net realized gains	—		(0.04)	(0.10)
Total distributions	—		(0.06)	(0.13)

Net asset value, end of period	$10.52		$8.73	$9.96

TOTAL RETURN	20.50	%(2)	-11.85%	1.04%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$105.4		$57.7	$5.9

Ratio of expenses to average net assets:
Before expense reimbursement/waiver	1.36	%(3)	1.66%	2.87%
After expense reimbursement/waiver	0.95	%(3)	0.95%	0.95%

Ratio of net investment income (loss)
to average net assets:
Before expense reimbursement/waiver	(0.20	)%(3)	(0.27)%	(1.35)%
After expense reimbursement/waiver	0.21	%(3)	0.44%	0.57%

Portfolio turnover rate	14	%(2)	46%	31%

(1)
Realized and unrealized gain on investments per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(2)	Not annualized.
(3)	Annualized.

See Notes to the Financial Statements

Reinhart Funds

Notes to the Financial Statements (Unaudited)
November 30, 2020

1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Reinhart Mid Cap PMV Fund (the “Mid Cap Fund”) and Reinhart Genesis PMV Fund (the “Genesis Fund”) (each a “Fund” and collectively, the “Funds”) are each a diversified series with their own investment objectives and policies within the Trust. The investment objective of the Funds is long-term capital appreciation. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Board Codification Topic 946 Financial Services – Investment Companies. The Mid Cap Fund commenced operations on June 1, 2012 and the Genesis Fund commenced operations on June 1, 2018. The Mid Cap Fund currently offers three classes of shares, the Investor Class, Advisor Class and the Institutional Class. The Mid Cap Fund Institutional Class commenced operations on September 29, 2017.  The Genesis Fund currently offers two classes of shares, the Investor Class and the Advisor Class. Investor Class shares are subject to a 0.25% Rule 12b-1 distribution and servicing fee. The Investor Class and Advisor Class shares are subject to a maximum 0.15% shareholder servicing fee. Each class of shares has identical rights and privileges except with respect to the distribution fees and voting rights on matters affecting a single share class. The Funds may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Funds comply with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income tax provision is required. As of and during the period ended November 30, 2020, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statements of Operations. As of and during the period ended November 30, 2020, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. tax authorities for tax years prior to the year ended May 31, 2017, for the Mid Cap Fund and prior to May 31, 2019, for the Genesis Fund.

Security Transactions and Investment Income – The Funds follow industry practice and record security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities using the constant yield method.

The Funds distribute all net investment income, if any, and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The Funds may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.  The treatment for

Reinhart Funds

Notes to the Financial Statements (Unaudited) – Continued
November 30, 2020

financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Funds are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of each Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Shareholder servicing fees are expensed at an annual rate up to 0.15% of Investor Class and Advisor Class shares and 12b-1 fees are expensed at 0.25% of average daily net assets of Investor Class shares (See Note 5). Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

3.  SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to each Funds’ major categories of assets and liabilities measured at fair value on a recurring basis. The Funds’ investments are carried at fair value.

Equity Securities – Equity securities, including common stocks, preferred stocks, exchange-traded funds (“ETFs”) and real estate investment trusts (“REITs”) that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if

Reinhart Funds

Notes to the Financial Statements (Unaudited) – Continued
November 30, 2020

there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Short-Term Investments – Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (the “Board”). These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share.  The Board has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ securities as of November 30, 2020:

Mid Cap Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$172,807,903	$—	$—	$172,807,903
Short-Term Investment	6,053,572	—	—	6,053,572
Total Investments in Securities	$178,861,475	$—	$—	$178,861,475

Genesis Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$114,105,726	$—	$—	$114,105,726
Short-Term Investment	4,609,859	—	—	4,609,859
Total Investments in Securities	$118,715,585	$—	$—	$118,715,585

Refer to the Schedule of Investments for further information on the classification of investments.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain.  The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

Reinhart Funds

Notes to the Financial Statements (Unaudited) – Continued
November 30, 2020

4.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with Reinhart Partners, Inc. (the “Adviser”) to furnish investment advisory services to the Funds. For its services, the Funds pay the Adviser a monthly management fee based upon the average daily net assets of the Funds at the following rates:

Fund
Mid Cap Fund	0.90%
Genesis Fund	0.95%

The Funds’ Adviser has contractually agreed to waive its management fees and pay Fund expenses in order to ensure that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, leverage/borrowing interest, interest expense, taxes, brokerage commissions, and extraordinary expenses) do not exceed the following rates (based upon the average daily net assets of the Funds):

Fund	Investor Class	Advisor Class	Institutional Class
Mid Cap Fund	1.30%	1.05%	0.90%
Genesis Fund	1.20%	0.95%	N/A

Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of thirty-six months following the month during which such fee waiver and expense payment was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and expense payment occurred and the expense limit in effect at the time of recoupment.  The Operating Expenses Limitation Agreements are indefinite in term and cannot be terminated through at least September 28, 2027 for the Mid Cap Fund and September 28, 2021 for the Genesis Fund.  Thereafter, the agreements may be terminated at any time upon 60 days’ written notice by the Trust’s Board or the Adviser.  Waived Fees and reimbursed expenses subject to potential recovery by month of expiration are as follows:

Fund	Expiration	Amount
Mid Cap Fund	December 2020 – May 2021	$183,809
	June 2021 – May 2022	$423,116
	June 2022 – May 2023	$467,366
	June 2023 – November 2023	$247,782

Genesis Fund	June 2021 – May 2022	$227,536
	June 2022 – May 2023	$282,671
	June 2023 – November 2023	$177,265

U.S. Bancorp Fund Services, LLC (the “Administrator”), doing business as U.S. Bank Global Fund Services, acts as the Funds’ Administrator, Transfer Agent, and Fund Accountant. U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Funds. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Funds. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian; coordinates the payment of the Funds’ expenses and reviews the Funds’ expense accruals. The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Funds, subject to annual minimums.  Fees paid by the Funds for administration and accounting, transfer agency, custody and chief compliance officer services for the period ended November 30, 2020, are disclosed in the Statements of Operations.

Reinhart Funds

Notes to the Financial Statements (Unaudited) – Continued
November 30, 2020

5.  DISTRIBUTION & SHAREHOLDER SERVICE FEES

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class only. The Plan permits the Funds to pay for distribution and related expenses at an annual rate of 0.25% of the average daily net assets of the Investor Class. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Funds. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. For the period ended November 30, 2020, the Funds incurred the following expenses pursuant to the Plan:

Fund	Amount
Mid Cap Fund	$18,774
Genesis Fund	$14,665

The Funds have entered into a shareholder servicing agreement (the “Agreement”) where the Adviser acts as the shareholder agent, under which the Funds may pay a servicing fee at an annual rate up to 0.15% of the average daily net assets of the Investor Class and Advisor Class. Payments, if any, to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Funds. Payments may also be made directly to the intermediaries providing shareholder services. The services provided by such intermediaries are primarily designed to assist shareholders of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Funds in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Funds and includes establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request.  For the period ended November 30, 2020, the Funds incurred the following expenses pursuant to the Plan:

Fund	Investor Class	Advisor Class
Mid Cap Fund	$9,348	$74,440
Genesis Fund	—	18,688

Reinhart Funds

Notes to the Financial Statements (Unaudited) – Continued
November 30, 2020

6.  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Funds were as follows:

	Mid Cap Fund		Genesis Fund
	Six Months Ended		Six Months Ended
	November 30, 2020	Year Ended	November 30, 2020	Year Ended
	(Unaudited)	May 31, 2020	(Unaudited)	May 31, 2020
Investor Class:
Shares sold	46,125	140,240	91,693	117,615
Shares issued to holders
in reinvestment of dividends	—	5,832	—	4,807
Shares redeemed	(58,913)	(207,308)	(1,150)	(101)
Net increase (decrease)
in Investor Class shares	(12,788)	(61,236)	90,543	122,321
Advisor Class:
Shares sold	990,453	3,103,808	4,959,883	7,633,120
Shares issued to holders
in reinvestment of dividends	—	79,141	—	15,764
Shares redeemed	(2,344,085)	(4,539,299)	(1,559,420)	(1,631,436)
Net increase (decrease)
in Advisor Class shares	(1,353,632)	(1,356,350)	3,400,463	6,017,448
Institutional Class:
Shares sold	268,244	768,795	—	—
Shares issued to holders
in reinvestment of dividends	—	26,091	—	—
Shares redeemed	(353,625)	(1,562,109)	—	—
Net decrease in
Institutional Class shares	(85,381)	(767,223)	—	—
Net increase (decrease)
in shares outstanding	(1,451,801)	(2,184,809)	3,491,006	6,139,769

7.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Funds for the period ended November 30, 2020, were as follows:

	U.S. Government Securities		Other
Fund	Purchases	Sales	Purchases	Sales
Mid Cap Fund	$—	$—	$25,063,462	$40,646,076
Genesis Fund	$—	$—	$44,284,246	$11,614,737

Reinhart Funds

Notes to the Financial Statements (Unaudited) – Continued
November 30, 2020

8.  FEDERAL TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Funds and the total cost of securities for federal income tax purposes at May 31, 2020, the Funds’ most recent fiscal year, were as follows:

	Aggregate	Aggregate		Federal
	Gross	Gross	Net	Income
Fund	Appreciation	Depreciation	Depreciation	Tax Cost
Mid Cap Fund	$16,405,280	$(26,724,984)	$(10,319,704)	$177,646,139
Genesis Fund	5,932,646	(10,463,465)	(4,530,819)	71,488,918

The difference between book-basis and tax basis unrealized appreciation is attributable primarily to the differences in tax treatment of wash sales.

At May 31, 2020, the Funds’ most recent fiscal year end, components of accumulated loss on a tax-basis were as follows:

	Undistributed	Undistributed	Other		Total
	Ordinary	Long-Term	Accumulated	Unrealized	Accumulated
Fund	Income	Capital Gains	Losses	Depreciation	Loss
Mid Cap Fund	$636,869	$—	$(21,806,296)	$(10,319,704)	$(31,489,131)
Genesis Fund	85,873	—	(2,961,948)	(4,530,819)	(7,406,894)

As of May 31, 2020, the Mid Cap Fund had short-term capital loss carryover of $13,869,226 and long-term capital loss carryover of $7,937,070, which may be carried over for an unlimited period under the Regulated Investment Company Modernization Act of 2010. The Genesis Fund did not have any capital loss carryover. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year.  Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Funds’ taxable year subsequent to October 31 and December 31, respectively. The Mid Cap Fund does not plan to defer any post-October losses. The Genesis Fund plans to defer post-October losses of $2,275,378 and late year losses of $686,570.

There were no distributions paid by the Funds for the period ended November 30, 2020.

The tax character of distributions paid during the year ended May 31, 2020, were as follows:

	Ordinary	Long-Term
Fund	Income*	Capital Gains	Total
Mid Cap Fund	$1,844,676	$—	$1,844,676
Genesis Fund	230,395	5,434	235,829

*	For Federal income tax purposes, distributions of short-term capital gains are treated as ordinary income.

9.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of November 30, 2020, Wells Fargo Clearing Services, LLC, for the benefit of their customers, owned 25.76% of the outstanding shares of the Mid Cap Fund. Morgan Stanley Smith Barney, LLC, for the benefit of their customers, owned 32.99% of the outstanding shares of the Genesis Fund.

Reinhart Funds

Notes to the Financial Statements (Unaudited) – Continued
November 30, 2020

10.  SUBSEQUENT EVENT

On December 18, 2020, the Mid Cap PMV Fund paid an ordinary income distribution of $1,285,042 or $0.14652989 per share to the Advisor Class, $392,526 or $0.16258853 per share to the Institutional Class, $129,165 or $0.11115351 per share to the Investor Class. The Genesis PMV Fund paid an ordinary income distribution of $758 or $0.00059389 per share to the Investor Class and $133,138 or $0.01274500 per share to the Advisor Class.

On December 31, 2020, the Genesis PMV Fund paid an ordinary income distribution of $7,815 or $0.00612113 per share to the Investor Class and $63.160 or $0.00612113 per share to the Advisor Class.

Reinhart Funds

Additional Information (Unaudited)
November 30, 2020

AVAILABILITY OF FUND PORTFOLIO INFORMATION

Each Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, each Fund’s Part F of Form N-PORT is available without charge upon request by calling 1-855-774-3863.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Funds’ Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-774-3863. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (1) without charge, upon request, by calling 1-855-774-3863, or (2) on the SEC’s website at www.sec.gov.

Reinhart Funds

Privacy Notice

The Funds collect only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Funds collect financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Funds do not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Funds, as well as the Funds’ investment adviser who is an affiliate of the Funds. If you maintain a retirement/educational custodial account directly with the Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Funds limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Funds. All shareholder records will be disposed of in accordance with applicable law. The Funds maintain physical, electronic and procedural safeguards to protect your Personal Information and requires its third-party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

(This Page Intentionally Left Blank.)

INVESTMENT ADVISER
Reinhart Partners, Inc.
1500 West Market Street, Suite 100
Mequon, WI 53092

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North River Center Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103

This report must be accompanied or preceded by a prospectus.

The Funds’ Statement of Additional Information contains additional information about the
Funds’ trustees and is available without charge upon request by calling 1-855-774-3863.

RH-RPSEMI

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    Managed Portfolio Series

By (Signature and Title)*    /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    January 27, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    January 27, 2021

By (Signature and Title)*    /s/Benjamin J. Eirich
Benjamin J. Eirich, Treasurer

Date    January 27, 2021

* Print the name and title of each signing officer under his or her signature.